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Invest in shares of iconic artwork.
Learn about investing in fine art
For as little as $1,000, you can own a piece of history.


Invest in shares of iconic artwork.
We're on a mission to provide everyone access to the fine art market.
Early Access Coming Soon.
Learn about investing in fine art
For as little as $1,000, you can own a piece of history.


INVEST IN A NEW ASSET CLASS
FUTURE LIQUIDITY
STORAGE & DISPLAY

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MASTERWORKS
Invest in a masterpiece by **Warhol** for as little as **$1,000**
See Reg A Legend

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MASTERWORKS
Invest in a masterpiece by **Warhol** for as little as **$1,000**
See Reg A Legend

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MASTERWORKS
Invest in a masterpiece by **Warhol** for as little as **$1,000**
See Reg A Legend

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Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire..
but with $1,000
See Reg. A Legend

Invest like a millionaire - with only $1,000!

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Masterworks.io
Sponsored
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Learn how to begin investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
Invest like a millionaire...
but with $1,000
See Reg. A Legend
Invest like a millionaire - with only $1,000!
For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.
MASTERWORKS.IO
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Learn how to use BTC or USD to invest in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire...
but with $1,000
See Reg. A Legend

Invest like a millionaire - with only $1,000!

Sign-up now to get started.

MASTERWORKS.IO

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Masterworks.io
Sponsored
Like Page
Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
Invest like a millionaire..
but with $1,000
See Reg. A Legend
Invest like a millionaire - with only $1,000!
For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.
MASTERWORKS.IO
Learn More
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Masterworks.io
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Learn how to invest in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire...
but with $1,000
See Reg. A Legend

Invest like a millionaire - with only $1,000!

Sign-up now to get started.

MASTERWORKS.IO

Learn More

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Masterworks.io
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Learn how to begin investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire...
but with $1,000
See Reg. A Legend

Invest like a millionaire - with only $1,000!

For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.

MASTERWORKS.IO

Learn More

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Masterworks.io
Sponsored
Like Page
Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
Invest like a millionaire..
but with $1,000
See Reg. A Legend
Invest like a millionaire - with only $1,000!
For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.
MASTERWORKS.IO
Learn More
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M **Masterworks.io**
Sponsored ·

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Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire..
but with $1,000
See Reg. A Legend

Invest like a millionaire - with only $1,000!

Sign-up now to get started.

MASTERWORKS.IO

Learn More

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Masterworks.io
Sponsored
Like Page
Learn how to invest in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
Invest like a millionaire...
but with $1,000
See Reg. A Legend
Invest like a millionaire - with only $1,000!
Sign-up now to get started.
MASTERWORKS.IO
Learn More
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Masterworks.io
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Learn how to use BTC or USD to invest in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire...
but with $1,000
See Reg. A Legend

Invest like a millionaire - with only $1,000!

Sign-up now to get started.

MASTERWORKS.IO

Learn More

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Masterworks.io
Sponsored ·

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Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire..
but with $1,000
See Reg. A Legend

Invest like a millionaire - with only $1,000!

Sign-up now to get started.

MASTERWORKS.IO

Learn More

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Masterworks.io
Sponsored
Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
Invest like a millionaire... but with $1,000
Own a piece of history!
For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.
MASTERWORKS.IO
Learn More
63 Reactions 9 Comments 18 Shares
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Masterworks.io
Sponsored ·

Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.


Invest like a millionaire...
but with $1,000

Own a piece of history!

For as little as $1,000, you will be able to invest in iconic masterpieces from the 19th and 20th centuries. Get started now.

MASTERWORKS.IO

Learn More

45 Reactions 6 Comments 13 Shares

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Masterworks.io
Sponsored ·
Learn more about investing in multi-million dollar artworks by Monet, Warhol, Picasso, and more.
Invest like a millionaire... but with $1,000
Own a piece of history!
Sign-up now to get started.
MASTERWORKS.IO
Learn More
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Video Preview is available online at: http://bit.ly/2J6Fx7u


Learn about investing in fine art
MASTERWORKS

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$40 BILLION

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$40 BILLION
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$40 BILLION
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LOT 9B
LEONARDO DA VINCI
ESTIMATE
ON REQUEST
SALVATOR MUNDI
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LOT 98
CHRISTIE'S
LOT 98
LEONARDO DA VINCI
ESTIMATE
ON REQUEST
SALVATOR MUNDI
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LOT 98
CHRISTIE'S
LOT 98
LEONARDO DA VINCI
ESTIMATE
ON REQUEST
SALVATOR MUNDI
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LOT 9B
LEONARDO DA VINCI
ESTIMATE
SALVATOR MUNDI
CHRISTIE'S
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$450
MILLION
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$450
MILLION
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CNY
492,927,500
CHRISTIE'S
CHRISTIE'S
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L0300
Sotheby's
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L0300
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FRACTIONAL
OWNERSHIP
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FRACTIONAL
OWNERSHIP
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Sotheby's
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DISCLAIMER

THIS VIDEO MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE DEVELOPMENT OF A TRADING MARKET. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE.

WE DO NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

WE ARE "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WE ARE NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. WE MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WE GO AHEAD WITH AN OFFERING, WE WILL ONLY BE ABLE TO MAKE SALES AFTER WE HAVE FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION WE ARE PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.

NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT TO US, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY US WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.

AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AFTER THE OFFERING STATEMENT HAS BEEN PUBLICLY FILED YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT WWW.MASTERWORKS.IO

0:54


DISCLAIMER
THIS VIDEO MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE DEVELOPMENT OF A TRADING MARKET. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE.
WE DO NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.
WE ARE "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WE ARE NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. WE MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WE GO AHEAD WITH AN OFFERING, WE WILL ONLY BE ABLE TO MAKE SALES AFTER WE HAVE FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION WE ARE PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.
NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT TO US, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY US WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AFTER THE OFFERING STATEMENT HAS BEEN PUBLICLY FILED YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT WWW.MASTERWORKS.IO

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DISCLAIMER
THIS VIDEO MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER THINGS, THE DEVELOPMENT OF A TRADING MARKET. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE.
WE DO NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.
WE ARE "TESTING THE WATERS" UNDER REGULATION A UNDER THE SECURITIES ACT OF 1933. THIS PROCESS ALLOWS COMPANIES TO DETERMINE WHETHER THERE MAY BE INTEREST IN AN EVENTUAL OFFERING OF ITS SECURITIES. WE ARE NOT UNDER ANY OBLIGATION TO MAKE AN OFFERING UNDER REGULATION A. WE MAY CHOOSE TO MAKE AN OFFERING TO SOME, BUT NOT ALL, OF THE PEOPLE WHO INDICATE AN INTEREST IN INVESTING, AND THAT OFFERING MIGHT NOT BE MADE UNDER REGULATION A. IF WE GO AHEAD WITH AN OFFERING, WE WILL ONLY BE ABLE TO MAKE SALES AFTER WE HAVE FILED AN OFFERING STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND THE SEC HAS "QUALIFIED" THE OFFERING STATEMENT. THE INFORMATION IN THAT OFFERING STATEMENT WILL BE MORE COMPLETE THAN THE INFORMATION WE ARE PROVIDING NOW AND COULD DIFFER IN IMPORTANT WAYS. YOU MUST READ THE DOCUMENTS FILED WITH THE SEC BEFORE INVESTING.
NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT TO US, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY US WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION.
AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AFTER THE OFFERING STATEMENT HAS BEEN PUBLICLY FILED YOU MAY OBTAIN A COPY OF THE PRELIMINARY OFFERING CIRCULAR THAT IS PART OF THAT OFFERING STATEMENT AT WWW.MASTERWORKS.IO

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00:00:02,150 > 00:00:05,020	Historically fine arts has been an investment
00:00:05,020 > 00:00:07,970	opportunity available only to ultra high net
00:00:07,970 > 00:00:10,230	worth investors.
00:00:10,230 > 00:00:13,130	The art market generates more than 40 billion
00:00:13,130 > 00:00:15,260	dollars in annual sales with well-known
00:00:15,260 > 00:00:18,950	billionaires buying and selling some of the best paintings.
00:00:18,950 > 00:00:21,700	Even recently, a Leonardo Da Vinci sold for
00:00:21,700 > 00:00:26,020	an incredible 450 million dollars. Since most
00:00:26,020 > 00:00:28,330	investors are unable to acquire these great works
00:00:28,330 > 00:00:31,060	of art. We will allow you the opportunity to
00:00:31,060 > 00:00:32,200	purchase fractional
00:00:32,200 > 00:00:34,230	ownership through digital shares that
00:00:34,230 > 00:00:37,640	correspond to ownership in the best paintings.
00:00:37,640 > 00:00:40,420	Similar to a public company, we expect that you
00:00:40,420 > 00:00:44,200	will be able to trade these shares between investors.
00:00:44,200 > 00:00:47,870	Imagine owning a piece of history.
00:00:47,870 > 00:00:51,190	Masterworks.io